SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

HUBBELL INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED

For Annual Meeting of Shareholders, May 2, 2005
(For Shares of Class A Common Stock)

The undersigned hereby appoints each of TIMOTHY H. POWERS and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2005 annual meeting of shareholders and upon all other matters properly coming before said meeting or any adjournment thereof. This proxy will be voted FOR the election of the directors and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification

(Continued and to be signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.	Call TOLL FREE 1-866-540-5760 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/hub

PLEASE VOTE

You can access, view and download this year’s Annual Report and Proxy Statement on the Hubbell Incorporated Investor Relations website at http://www.hubbell.com/ FinancialReports or http://www.proxyvoting.com/hub.

FOR SHARES OF CLASS A COMMON STOCK	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR all nominees listed	WITHHOLD AUTHORITY
	below, (except as marked to	to vote for all nominees
	the contrary below).	listed below.
PROPOSAL 1- ELECTION OF DIRECTORS:	☐	☐

01 G. RATCLIFFE 02 E.BROOKS 03 G.EDWARDS 04 J.HOFFMAN 05 A.MCNALLY IV	06 D.MEYER 07 T.POWERS 08 D. VAN RIPER 09 R. SWIFT

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
Proposal 2–Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2005.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3–Approval of the company’s 2005 Incentive Award Plan.	☐	☐	☐

The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1, and FOR Proposals 2 and 3.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Dated:
NOTE: Please sign exactly as your name or names appear hereon. Persons signing in a representative capacity should indicate their capacity.

▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/edmc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED

For Annual Meeting of Shareholders, May 2, 2005
(For Shares of Class B Common Stock)

The undersigned hereby appoints each of TIMOTHY H. POWERS and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2005 annual meeting of shareholders and upon all other matters properly coming before said meeting or any adjournment thereof. This proxy will be voted FOR the election of the directors and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification

(Continued and to be signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.	Call TOLL FREE 1-866-540-5760 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/hub

PLEASE VOTE

You can access, view and download this year’s Annual Report and Proxy Statement on the Hubbell Incorporated Investor Relations website at http://www.hubbell.com/ FinancialReports or http://www.proxyvoting.com/hub.

FOR SHARES OF CLASS B COMMON STOCK	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR all nominees listed	WITHHOLD AUTHORITY
	below, (except as marked to	to vote for all nominees
	the contrary below).	listed below.
PROPOSAL 1- ELECTION OF DIRECTORS:	☐	☐

01 G. RATCLIFFE 02 E.BROOKS 03 G.EDWARDS 04 J.HOFFMAN 05 A.MCNALLY IV	06 D.MEYER 07 T.POWERS 08 D. VAN RIPER 09 R. SWIFT

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
Proposal 2–Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2005.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3–Approval of the company’s 2005 Incentive Award Plan.	☐	☐	☐

The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1, and FOR Proposals 2 and 3.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Dated:
NOTE: Please sign exactly as your name or names appear hereon. Persons signing in a representative capacity should indicate their capacity.

▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/edmc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.